UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2005

CT COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

NORTH CAROLINA	0-19179	56-1837282
(State or other	(Commission	(IRS Employer
Jurisdiction	File Number)	Identification No.)
of incorporation)

1000 PROGRESS PLACE NE
P.O. BOX 227
CONCORD, NORTH CAROLINA	28026-0227
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 722-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.01. Entry into a Material Definitive Agreement.

CT Communications, Inc. (the “Company”) determined today to file with the Securities and Exchange Commission a description of the Company’s annual and long-term incentive bonus awards for the 2004 fiscal year, which awards are administered under the Company’s Amended and Restated 2001 Stock Incentive Plan, as well as a description of the Company’s director compensation arrangements for the 2004 fiscal year. Such descriptions are attached hereto as exhibits and are hereby incorporated by reference.

ITEM 8.01. Other Events.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 8.01 by reference.

ITEM 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Description of Annual Incentive and Long-Term Incentive Bonus Awards

10.2	Description of Compensation of Directors

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CT COMMUNICATIONS, INC. (Registrant)
Date: January 20, 2005	By:	/s/ Ronald A. Marino
Ronald A. Marino
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Description of Annual Incentive and Long-Term Incentive Bonus Awards

10.2	Description of Compensation of Directors